Exhibit 99.1

SciQuest Announces First Quarter Financial Results

Exceeds Quarterly Guidance as Non-GAAP Revenues Grew 48%

Drives Significant Integration Progress

Advances Strategic Priorities

CARY, N.C. – April 30, 2013 – SciQuest, Inc. (Nasdaq: SQI), a leading provider of cloud-based business automation solutions for spend management, today announced its financial results for the first quarter ended March 31, 2013.

Stephen Wiehe, President and Chief Executive Officer of SciQuest, said, “We accomplished a great deal in the first quarter while we generated financial results that exceeded the high end of our quarterly guidance ranges. First quarter non-GAAP revenue grew by 48 percent from the prior year and non-GAAP earnings per share increased by over 60 percent compared to the prior year. Sales growth was fueled by the addition of ten new customers and upsells of newer solutions into our existing customer base. We also substantially completed the operational integration of the two acquisitions we made in the second half of 2012. In addition, our technical integration is on track based on enhancements that were included in the latest release of our software suite that went live in late March. Over the remainder of the year, we look forward to continuing to drive sales to new and existing customers, capture financial and operational efficiencies and enhance our solution suite.”

First Quarter 2013 Results

SciQuest reported GAAP revenues of $20.7 million for the quarter ended March 31, 2013 compared to $14.4 million in the first quarter of 2012.

GAAP loss from operations in the first quarter of 2013 was $1.3 million compared to GAAP income from operations of $0.3 million in the first quarter of 2012. GAAP net loss was $0.6 million in the first quarter of 2013 compared to GAAP net income of $0.2 million in the same quarter in the prior year. The primary drivers of the decline from 2012 were the expected impacts of the SciQuest Canada (formerly known as Upside Software) and Spend Radar acquisitions.

GAAP basic net loss per share was $0.03 in the first quarter of 2013 based on 22.6 million average basic shares outstanding. GAAP diluted net income per share in the first quarter of 2012 was $0.01 based on 22.6 million average diluted shares outstanding.

Non-GAAP revenues(1) in the first quarter of 2013 were $21.3 million, up 48% from the prior year.

Non-GAAP income from operations(2) in the first quarter of 2013 was $2.9 million compared to non-GAAP income from operations(2) of $1.7 million in the first quarter of 2012. Non-GAAP net income(3) in the first quarter of 2013 was $1.8 million compared to non-GAAP net income(3) in the first quarter of 2012 of $1.1 million.

Non-GAAP diluted net income per share(3) was $0.08 in the first quarter of 2013 based on 22.9 million average diluted shares outstanding. Based on 22.6 million average diluted shares outstanding, non-GAAP diluted net income per share(3) in the first quarter of 2012 was $0.05.

Business Outlook

SciQuest is issuing the following guidance for the second quarter and confirming its full year 2013 guidance that it initially provided on February 7, 2013:

Second quarter 2013

•	GAAP revenues to be between $20.5 million and $21.0 million.

•	GAAP basic net loss per share to be between $0.05 and $0.06.

•	Basic weighted average shares outstanding to be approximately 22.7 million.

•	Non-GAAP revenues(1) to be between $21.6 million and $22.1 million.

•	Non-GAAP diluted net income per share(3) to be between $0.08 and $0.09.

•	Diluted weighted average shares outstanding to be approximately 23.1 million.

Full Year 2013

•	GAAP revenues to be between $86.1 million and $90.1 million.

•	GAAP basic net loss per share to be between $0.13 and $0.17.

•	Basic weighted average shares outstanding to be approximately 22.6 million.

•	Net cash provided by operating activities to be between $24.7 million and $27.7 million.

•

Purchase of property and equipment of approximately $3.5 million, capitalization of software development costs of approximately $5.6 million and acquisition related cash costs of approximately $2.4 million.

•	Non-GAAP revenues(1) to be between $89.0 million and $93.0 million.

•	Non-GAAP diluted net income per share(3) to be between $0.34 and $0.38.

•	Diluted weighted average shares outstanding to be approximately 23.1 million.

•	Adjusted free cash flow(4) to be between $18.0 million and $21.0 million.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

ENDNOTES

1)	Non-GAAP revenues exclude the purchase accounting impact on deferred revenue adjustment.

2)	Non-GAAP income and loss from operations excludes the purchase accounting impact on deferred revenue adjustment; stock-based compensation expense; acquisition related costs; and the amortization of (i) intangible assets and (ii) acquired software.

3)	Non-GAAP net income and non-GAAP diluted net income per share exclude the purchase accounting impact on deferred revenue adjustment; stock-based compensation expense; acquisition related costs; and the amortization of (i) intangible assets and (ii) acquired software. Non-GAAP net income includes the negative tax-effect of these items.

4)	Adjusted free cash flow is defined as net cash provided by operating activities plus acquisition related costs, less purchases of (i) property and equipment and (ii) capitalization of software development costs.

Conference Call Information

What: When: Time: Webcast: Live Call:

SciQuest’s first quarter 2013 financial results conference call

Tuesday, April 30, 2013

4:30 p.m. ET

http://investor.sciquest.com (live and replay)

(855) 297-9383, domestic

(708) 290-1311, international

Replay:(855) 859-2056, domestic
(404) 537-3406, international

Live and replay conference ID code: 35431899

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) the amortization of acquired intangible assets; (ii) the impact of stock-based compensation; (iii) other significant items, such as acquisition related expenses; (iv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes; and (v) the purchase accounting impact on deferred revenue; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

With a reputation for deep domain knowledge, a solid customer-driven portfolio, and industry-leading customer satisfaction, SciQuest (Nasdaq: SQI) is the largest public provider of cloud-based business automation solutions for spend management that turn spending into savings. SciQuest solutions enable greater visibility and compliance organization-wide to help you gain control, optimize efficiencies, and reduce spend. These cloud-based solutions are easier to implement and proven to deliver measurable, sustainable value with SciQuest’s high-touch support, analysis and automation.

To join the conversation, please visit our blog, The Open Kitchen—http://www.sciquest.com/blog/ or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this release that are not historical or current facts are forward-looking statements, including references to the remainder of 2013 and all statements in the “Business Outlook” section. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of our most recent Annual Report on Form 10-K and other required reports, as filed with the SEC, which are available free of charge on the SEC’s website at http://www.sec.gov or on our website at www.sciquest.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements speak only as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

###

SQI-F

SciQuest media contact:

Michelle Perkins

SciQuest, Inc.

919-659-2228

mperkins@sciquest.com

SciQuest Investor contact:

Jamie Andelman

SciQuest, Inc.

919-659-2322

jandelman@sciquest.com

SCIQUEST, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands except per share amounts)

	As of March 31,	As of December 31,
	2013	2012
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$10,521	$15,606
Short-term investments	35,605	29,740
Accounts receivable, net	8,537	12,916
Prepaid expenses and other current assets	2,098	1,434
Deferred tax asset	82	77

Total current assets	56,843	59,773
Property and equipment, net	8,213	7,093
Goodwill	37,064	37,295
Intangible assets, net	15,461	16,346
Deferred project costs	6,802	6,962
Deferred tax asset	13,313	12,682
Other	122	173

Total assets	$137,818	$140,324

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,140	$1,864
Accrued liabilities	7,919	8,771
Deferred revenues	46,573	47,821

Total current liabilities	55,632	58,456
Deferred revenues, less current portion	13,992	14,640
Stockholders’ equity:
Common stock, $0.001 par value; 50,000 shares authorized; 22,727 and 22,525 shares issued and outstanding as of March 31, 2013 and December 31, 2012, respectively	23	23
Additional paid-in capital	83,796	81,894
Accumulated other comprehensive loss	(439)	(115)
Accumulated deficit	(15,186)	(14,574)

Total stockholders’ equity	68,194	67,228

Total liabilities and stockholders’ equity	$137,818	$140,324

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(in thousands except per share amounts)

	Three Months Ended March 31,
	2013	2012
	(unaudited)
Revenues	$20,665	$14,408
Cost of revenues (1)(2)	6,614	4,177

Gross profit	14,051	10,231

Operating expenses: (1)
Research and development	6,542	3,037
Sales and marketing	5,471	4,106
General and administrative	2,895	2,572
Amortization of intangible assets	454	209

Total operating expenses	15,362	9,924

(Loss) income from operations	(1,311)	307
Other (expense) income, net:
Interest income	20	24
Other (expense) income, net	(26)	15

Total other (expense) income, net	(6)	39

(Loss) income before income taxes	(1,317)	346
Income tax benefit (expense)	705	(193)

Net (loss) income	$(612)	$153

Other comprehensive (loss) income:
Foreign currency translation adjustments	(324)	6

Comprehensive (loss) income	$(936)	$159

Net (loss) income per share
Basic	$(0.03)	$0.01
Diluted	$(0.03)	$0.01
Weighted average shares outstanding used in computing per share amounts
Basic	22,564	22,190
Diluted	22,564	22,643

(1)	Amounts include stock-based compensation expense, as follows:

	Three Months Ended March 31,
	2013	2012
	(unaudited)
Cost of revenues	$120	$121
Research and development	412	241
Sales and marketing	433	298
General and administrative	597	493

	$1,562	$1,153

(2) Cost of revenues includes amortization of capitalized software development costs of:
Amortization of capitalized software development costs:	$367	$148
Amortization of acquired software:	325	42

	$692	$190

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended March 31,
	2013	2012
	(unaudited)
Cash flows from operating activities
Net (loss) income	$(612)	$153
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	1,620	699
Stock-based compensation expense	1,562	1,153
Deferred taxes	(636)	163
Changes in operating assets and liabilities:
Accounts receivable	4,334	2,699
Prepaid expense and other current assets	(665)	(53)
Deferred project costs and other assets	211	(203)
Accounts payable	(719)	(102)
Accrued liabilities	(844)	(1,804)
Deferred revenues	(1,835)	(1,099)

Net cash provided by operating activities	2,416	1,606
Cash flows from investing activities
Addition of capitalized software development costs	(1,079)	(589)
Purchase of property and equipment	(887)	(1,002)
Purchase of short-term investments	(12,425)	(1,200)
Maturities of short-term investments	6,560	5,020

Net cash (used in) provided by investing activities	(7,831)	2,229
Cash flows from financing activities
Proceeds from exercise of common stock options	340	172

Net cash provided by financing activities	340	172
Effect of exchange rate change on cash and cash equivalents	(10)	6
Net (decrease) increase in cash and cash equivalents	(5,085)	4,013
Cash and cash equivalents at beginning of the period	15,606	14,958

Cash and cash equivalents at end of the period	$10,521	$18,971

RECONCILIATION DATA

(UNAUDITED)

(in thousands except per share amounts)

Reconciliation of Net (Loss) Income to Non-GAAP Net Income:

	Three Months Ended March 31,
	2013	2012
Net (loss) income	$(612)	$153
Purchase accounting deferred revenue adjustment	656	—
Amortization of intangible assets	454	209
Amortization of acquired software	325	42
Stock-based compensation	1,562	1,153
Acquisition related costs	1,200	—
Tax effect of adjustments	(1,826)	(488)

Non-GAAP net income	$1,759	$1,069

Non-GAAP net income per share:
Basic	$0.08	$0.05
Diluted	$0.08	$0.05
Weighted average shares outstanding used in computing per share amounts:
Basic	22,564	22,190
Diluted	22,939	22,643

Reconciliation of (Loss) Income from Operations to Non-GAAP Income from Operations:

	Three Months Ended March 31,
	2013	2012
(Loss) income from operations	$(1,311)	$307
Purchase accounting deferred revenue adjustment	656	—
Amortization of intangible assets	454	209
Amortization of acquired software	325	42
Stock-based compensation	1,562	1,153
Acquisition related costs	1,200	—

Non-GAAP income from operations	$2,886	$1,711

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:

	Three Months Ended March 31,
	2013	2012
Operating expenses	$15,362	$9,924
Amortization of intangible assets	(454)	(209)
Stock-based compensation	(1,442)	(1,032)
Acquisition related costs	(1,200)	—

Non-GAAP operating expenses	$12,266	$8,683

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:

	Three Months Ended March 31,
	2013	2012
Net cash provided by operating activities	$2,416	$1,606
Purchase of property and equipment	(887)	(1,002)
Capitalization of software development costs	(1,079)	(589)

Free cash flow	450	15
Acquisition-related costs	—	—

Adjusted free cash flow	$450	$15

RECONCILIATION DATA

(UNAUDITED)

(in thousands)

Reconciliation of Revenues to Non-GAAP Revenues:

	Three Months Ended March 31,
	2013	2012
Revenues	$20,665	$14,408
Purchase accounting deferred revenue adjustment	656	—

Non-GAAP Revenues	$21,321	$14,408

Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:
	Three Months Ended March 31,
	2013	2012
Cost of revenues	$6,614	$4,177
Amortization of acquired software	(325)	(42)
Stock-based compensation	(120)	(121)

Non-GAAP Cost of revenues	$6,169	$4,014

Reconciliation of Research and Development to Non-GAAP Research and Development:

	Three Months Ended March 31,
	2013	2012
Research and development	$6,542	$3,037
Stock-based compensation	(412)	(241)
Acquisition related costs	(600)	—

Non-GAAP Research and development	$5,530	$2,796

Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:

	Three Months Ended March 31,
	2013	2012
Sales and marketing	$5,471	$4,106
Stock-based compensation	(433)	(298)
Acquisition related costs	(600)	—

Non-GAAP Sales and marketing	$4,438	$3,808

Reconciliation of General and Administrative to Non-GAAP General and Administrative:

	Three Months Ended March 31,
	2013	2012
General and administrative	$2,895	$2,572
Stock-based compensation	(597)	(493)

Non-GAAP General and administrative	$2,298	$2,079

Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:

	Three Months Ended March 31,
	2013	2012
Amortization of intangible assets	$454	$209
Amortization of intangible assets	(454)	(209)

Non-GAAP Amortization of intangible assets	$—	$—

RECONCILIATION DATA

(UNAUDITED)

(in thousands except per share amounts)

Reconciliation of Revenue Outlook to Non-GAAP Revenue Outlook:

	Three Months Ended June 30, 2013		Twelve Months Ended December 31, 2013
	Low end of Range	High end of Range	Low end of Range	High end of Range
Revenues	$20,500	$21,000	$86,100	$90,100
Purchase accounting deferred revenue adjustment	$1,100	$1,100	2,900	2,900

Non-GAAP revenues	$21,600	$22,100	$89,000	$93,000

Reconciliation of (Loss) Earnings per Share Outlook to Non-GAAP Earnings per Share Outlook:
	Three Months Ended June 30, 2013		Twelve Months Ended December 31, 2013
	Low end of Range	High end of Range	Low end of Range	High end of Range
Loss per Share	$(0.06)	$(0.05)	$(0.17)	$(0.13)
Purchase accounting deferred revenue adjustment per share	0.05	0.05	0.13	0.13
Amortization of intangible assets per share and acquired	0.03	0.03	0.14	0.14
software per share
Stock-based compensation per share	0.08	0.08	0.31	0.31
Acquisition related costs per share	0.05	0.05	0.21	0.21
Tax effect of adjustments per share	(0.07)	(0.07)	(0.28)	(0.28)

Non-GAAP earnings per share	$0.08	$0.09	$0.34	$0.38

Reconciliaton of Net Cash Provided by Operating Activities Outlook to Adjusted Free Cash Flow Outlook:

			Twelve Months Ended December 31, 2013
			Low end of Range	High end of Range
Net cash provided by operating activities			$24,700	$27,700
Purchase of property and equipment			(3,500)	(3,500)
Capitalization of software development costs			(5,600)	(5,600)
Acquisition related costs			2,400	2,400

Adjusted free cash flow			$18,000	$21,000